                                                                  EXHIBIT 99.3


    RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
                      FOR THE YEAR ENDED DECEMBER 31, 2001


The Operating Expenses section on page 16, and the Operating Income (Loss) and Operating Margin section on Page 17, of Management's Discussion and Analysis included in our 2002 Annual Report to Shareowners (which is incorporated by reference into our 2002 Form 10-K) discuss the following non-GAAP financial measures for the year ended December 31, 2001:


                                                       OPERATING                       OPERATING
                                                        EXPENSES          CASM           LOSS          OPERATING
                                                          ($M)          (cents)          ($M)           MARGIN
                                                       ----------      ----------     -----------      ----------
GAAP                                                   $   15,481           10.47     $    (1,602)          -11.5%
Items excluded:
  Asset writedowns, restructuring and related items:
    Severance costs                                          (566)          (0.38)            566             4.1%
    Asset writedowns                                         (363)          (0.25)            363             2.6%
    Surplus pilots/grounded aircraft                          (30)          (0.02)             30             0.2%
    2001 closure of leased facilities                          (7)          (0.01)              7             0.1%
    Discontinued capital projects and contracts              (144)          (0.10)            144             1.0%
    Other                                                      (9)             --               9              --
  Stabilization Act compensation                              634            0.43            (634)           -4.6%
                                                       ----------      ----------      ----------      ----------
Non-GAAP                                               $   14,996           10.14      $   (1,117)           -8.1%
                                                       ==========      ==========      ==========      ==========



FUEL PRICE NEUTRALIZED CASM:(1)
(in millions, except where noted)
---------------------------------
Operating expenses                                     $   15,481
Less fuel expense                                          (1,817)
Plus Delta's fuel gallons consumed in 2001
  multiplied by Delta's average fuel price
  per gallon in 2000(2)                                     1,785
                                                       ----------
Fuel price neutralized operating expenses              $   15,449
Available seat miles                                      147,837
Fuel price neutralized CASM (cents)                         10.45
                                                       ==========
vs. 2000 CASM (cents)                                        9.75
                                                       ==========
Change                                                        7.2%
                                                       ==========




FUEL PRICE NEUTRALIZED CASM - EXCLUDING:
(in cents, except where noted)
----------------------------------------

Fuel price neutralized CASM                                 10.45
Items excluded:
    Severance costs                                         (0.38)
    Asset writedowns                                        (0.25)
    Surplus pilots/grounded aircraft                        (0.02)
    2001 closure of leased facilities                       (0.01)
    Discontinued capital projects and contracts             (0.10)
    Stabilization Act compensation                           0.43
                                                       ----------
Fuel price neutralized CASM - excluding                     10.12
                                                       ==========
vs. 2000 CASM - excluding                                    9.68
                                                       ==========
Change                                                        4.6%
                                                       ==========

(1) Operating cost per available seat mile (CASM), adjusting average fuel price per gallon for 2001 to equal the average fuel price per gallon for 2000.
(2) 2,649 million gallons x 67.38 cents/gallon